UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

CURRENT REPORT

ON FORM 8-K

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 22, 2012

ASCEND ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51840	20-3881465
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

360 Ritch Street, Floor 3

San Francisco, California 94107

(Address of Principal Executive Offices)

(307) 633-2831

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 22, 2012, Ascend Acquisition Corp. distributed a press release, a copy of which is attached hereto as Exhibit 99.1.

The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated May 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Acquisition Corp.

Date: May 22, 2012

/s/ Jonathan J. Ledecky
Interim Chief Financial Officer